INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of income before income taxes and non-controlling interests consist of the following for the years ended December 31:

(in thousands)	2021	2020

Domestic - Luxembourg	$25,490	$(50,822)
Foreign - U.S.	(9,536)	(13,243)
Foreign - non-U.S.	(669)	6,359

Total	$15,285	$(57,706)
The income tax provision consists of the following for the years ended December 31:

(in thousands)	2021	2020

Current:
Domestic - Luxembourg	$—	$(2,158)
Foreign - U.S. federal	(432)	4,992
Foreign - U.S. state	(308)	(322)
Foreign - non-U.S.	(3,197)	(6,088)

	$(3,937)	$(3,576)
Deferred:
Domestic - Luxembourg	$(140)	$224
Foreign - U.S. federal	519	(2,808)
Foreign - U.S. state	836	(465)
Foreign - non-U.S.	(510)	(1,984)

	$705	$(5,033)

Income tax provision	$(3,232)	$(8,609)
We operate in a Uruguay free trade zone that provides an indefinite future tax benefit. The tax holiday is conditioned upon our meeting certain employment and investment thresholds. The impact of these tax holidays decreased foreign taxes by $0.1 million ($0.01 per diluted share) and $0.1 million ($0.01 per diluted share) for the years ended December 31, 2021 and 2020, respectively.
The Company accounts for certain income and expense items differently for financial reporting purposes and income tax purposes. We recognize deferred income tax assets and liabilities for these differences between the financial reporting basis and the tax basis of our assets and liabilities as well as expected benefits of utilizing net operating loss and credit carryforwards. We measure deferred income tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences.
A summary of the tax effects of the temporary differences is as follows for the years ended December 31:

(in thousands)	2021	2020

Non-current deferred tax assets:
Net operating loss carryforwards	$368,824	$353,358
U.S. federal and state tax credits	194	242
Other non-U.S. deferred tax assets	13,326	11,327
Share-based compensation	1,220	1,658
Accrued expenses	962	1,205
Unrealized losses	10,397	10,351
Non-current deferred tax liabilities:
Intangible assets	(8,290)	(8,133)
Depreciation	61	(441)
Other non-U.S. deferred tax liability	(523)	(7)
Other	334	(736)
	386,505	368,824

Valuation allowance	(389,147)	(372,227)

Non-current deferred tax liabilities, net	$(2,642)	$(3,403)
A valuation allowance is provided when it is deemed more likely than not that some portion or all of a deferred tax asset will not be realized. In determining whether a valuation allowance is needed requires an extensive analysis of positive and negative evidence regarding realization of the deferred tax assets and, inherent in that, an assessment of the likelihood of sufficient future taxable income. When there is a cumulative pretax loss for financial reporting for the current and two preceding years (i.e., a three year cumulative loss), this is a significant element of negative evidence that would be difficult to overcome on a more likely than not or any other basis. Therefore, the Company’s valuation allowance was $389.1 million and $372.2 million for the year ending December 31, 2021 and 2020, respectively.
Prior to 2020, the Company did not recognize deferred taxes on cumulative earnings of subsidiaries other than Luxembourg and the Philippines because the Company intended for those earnings to be indefinitely reinvested. In 2020, the Company recognized income tax expense on $68 million of accumulated earnings in India that had previously been considered indefinitely reinvested and began recognizing income tax expense on earnings in India. In 2021, the Company recognized income tax expense on a $15 million dividend from the Company’s India subsidiary to its parent. The Company continues to remain indefinitely reinvested in all other non-Luxembourg earnings not previously discussed. The other non-Luxembourg earnings reinvested as of December 31, 2021 were approximately $3.7 million, which if distributed would result in no additional tax due.
The Company had a deferred tax asset of $368.8 million as of December 31, 2021 relating to Luxembourg, U.S. federal, state and foreign net operating losses compared to $353.4 million as of December 31, 2020. As of December 31, 2021 and 2020, a valuation allowance of $367.8 million and $349.8 million, respectively, has been established related to Luxembourg net operating loss (“NOL”). As of December 31, 2020 a valuation allowance of $0.8 million has been established related to state NOLs and a valuation allowance of $2.4 million has been established related to U.S. federal NOLs (no comparative amounts for the year ended December 31, 2021). The gross amount of net operating losses available for carryover to future years is approximately $1,476.8 million as of December 31, 2021 and approximately $1,415.9 million as of December 31, 2020. These losses are scheduled to expire between the years 2023 and 2041.
In addition, the Company had a deferred tax asset of $0.8 million and $0.9 million as of December 31, 2021 and 2020, respectively, relating to state tax credits. Some of the state tax credit carryforwards have an indefinite carryforward period.
The Company is taking advantage of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act signed into law on March 27, 2020 by utilizing a five year carryback of the full $14.8 million net operating loss generated in the U.S. in 2020.
The effective tax rate differs from the Luxembourg statutory tax rate due to tax rate differences on foreign earnings, increases in uncertain tax positions, state taxes, remeasurement of deferred tax assets related to tax rate changes, a decrease in unrecognized tax benefits, tax exempt income primarily from the sale of Pointillist (see Note 4) and a valuation allowance against deferred tax assets the Company believes it is more likely than not will not be realized
The following table reconciles the Luxembourg statutory tax rate to our effective tax rate for the years ended December 31:

	2021	2020

Statutory tax rate	24.94%	24.94%
Change in valuation allowance	130.03	(29.79)
State tax expense	(3.87)	(1.25)
Tax credits	0.36	0.10
Uncertain tax positions	11.82	(2.94)
Income tax rate change	—	(2.40)
Tax rate differences on foreign earnings	6.46	(6.62)
Tax Exempt Income	(145.91)	—
Other	(2.70)	3.04

Effective tax rate	21.14%	(14.92)%
The Company follows ASC Topic 740 which clarifies the accounting and disclosure for uncertainty in tax positions. We analyzed our tax filing positions in the domestic and foreign tax jurisdictions where we are required to file income tax returns as well as for all open tax years subject to audit in these jurisdictions. The Company has open tax years in the United States (2015 through 2020), India (2011 through 2021) and Luxembourg (2015 through 2019).
The following table summarizes changes in unrecognized tax benefits during the years ended December 31:

(in thousands)	2021	2020

Amount of unrecognized tax benefits as of the beginning of the year	$8,541	$9,767
Decreases as a result of tax positions taken in a prior period	(1,648)	(2,591)
Increases as a result of tax positions taken in a prior period	2,130	767
Increases as a result of tax positions taken in the current period	—	598

Amount of unrecognized tax benefits as of the end of the year	$9,023	$8,541
The total amount of unrecognized tax benefits including interest and penalties that, if recognized, would affect the effective tax rate is $14.9 million and $13.2 million as of December 31, 2021 and 2020, respectively. The Company recognizes interest, if any, related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2021 and 2020, the Company had recorded accrued interest and penalties related to unrecognized tax benefits of $5.8 million and $4.6 million, respectively.